Investor Presentation | First Quarter 2025 Updated April 24, 2025 SONIC AUTOMOTIVE Exhibit 99.2

NYSE SAH Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the potential impact of tariffs on new vehicle pricing, inventory levels, and consumer demand, our anticipated future new vehicle unit sales volume, revenues and profitability (including per unit data), our anticipated future used vehicle unit sales volume, revenues and profitability (including per unit data), future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, targeted increases to our technician headcount, hybrid and electric vehicle trends and related GPU headwinds, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, anticipated industry used vehicle supply, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, risks associated with tariffs, import product restrictions and foreign trade risks, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and fluctuations in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the other risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

NYSE SAH Sonic Automotive Company Overview • Our Franchised Dealerships Segment is a full-service automotive retail business with a diversified brand portfolio and multiple strategic growth levers • 108 locations - $11.9 billion in FY 2024 revenues • Our EchoPark Segment Provides high growth potential in a highly fragmented pre-owned vehicle market • 18 locations - $2.1 billion in FY 2024 revenues • Our Powersports Segment represents an early-stage consolidation growth opportunity at attractive multiples • 14 locations - $157 million in FY 2024 revenues • We believe our diversified business model provides significant earnings growth opportunities in our EchoPark and Powersports segments that may help to offset any industry-driven margin headwinds we may face in the franchised business, minimizing the earnings downside to consolidated Sonic results over time 3 Note: Location counts as of April 24, 2025. * Refer to appendix for calculation and reconciliation of Adjusted EPS (a non-GAAP measure). $9.8 $12.4 $14.0 $14.4 $14.2 $3.4 $3.7 $(1.21) $8.06 $2.23 $4.97 $6.18 $1.20 $2.04 $3.85 $8.46 $9.61 $6.81 $5.60 $1.36 $1.48 $- $2 $4 $6 $8 $10 $12 $14 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2024 Q1 2025 Total Revenues and Earnings Per Share Revenue (Billions) GAAP EPS Adjusted EPS* NYSE: SAH – A Fortune 300 Diversified Automotive Retailer

NYSE SAH Diversified Portfolio And Business Lines 4 Geographic Distribution TX 27% CA 24% CO 8% TN 7% FL 5% AL 5% NC 4% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 7% Total Revenues By State Note: Percentages are percent of total for year ended December 31, 2024. 5% 32% 13% 42% 36% 8%46% 18% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Category % of Total Revenue Franchised Brand % of Total Revenue BMW 21% Mercedes 11% Audi 5% Lexus 4% Land Rover 4% Porsche 3% Cadillac 2% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 15% Non-Franchised 15% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 3% Powersports 1% Powersports (3) 1% Luxury 53% 19%Import Domestic 12% (1) Includes Alfa Romeo, Jaguar, Maserati, MINI, Polestar and Volvo (2) Includes Hyundai, Nissan, Mazda, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, and Indian Motorcycle Business Line MixBrand Distribution

Strategic Focus – Franchised Dealerships Segment

Franchised Dealerships Strategy

- Manage tariff impact on inventory and pricing strategy to maintain market share
- Focus on opportunities to offset normalizing new vehicle gross profit margins through growth in parts and service (Fixed Operations) and finance and insurance (F&I) gross profit
- Actively manage new and used vehicle inventory turnover and adapt to electric vehicle (EV) transition
- Focus on selling, general and administrative (SG&A) expense control to maintain structural improvement in SG&A leverage as a percent of gross profit
- Opportunity to pursue accretive strategic acquisition opportunities as market normalizes



Total Revenues, Segment Income*, and Adjusted EBITDA*
$8.3
$360
$231
$10.1
$692
$530
$11.5
$839
$642
$11.8
$675
$448
$11.9
$526
$258
$2.8
$128
$64
$3.1
$129
$92
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
Revenue (Billions)
Segment Income* (Millions)
Adjusted EBITDA* (Millions)



Reported and Adjusted SG&A Expenses as % of Gross Profit*
71.6%
71.3%
3.8%
19.8%
45.7%
2.3%
60.9%
61.0%
2.6%
16.0%
40.8%
1.5%
60.1%
59.9%
2.0%
16.2%
40.2%
1.7%
65.6%
64.6%
2.0%
19.5%
42.1%
2.0%
70.4%
70.9%
2.0%
20.4%
45.2%
2.8%
70.7%
71.1%
2.1%
20.3%
45.1%
3.2%
71.8%
66.0%
2.0%
20.8%
45.8%
3.2%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
Advertising*
Rent*
Compensation*
Adjusted SG&A Expenses*
Other*
Reported SG&A Expenses

* Refer to appendix for calculation and reconciliation of Segment Income, Adjusted EBITDA and Adjusted SG&A Expenses As % Of Gross Profit (non-GAAP measures).

Sonic Automotive EchoPark Automotive Sonic Powersports
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Strategic Focus – Franchised Dealerships Segment (continued)


Retail New Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$2,536
$4,595
$6,591
$4,836
$3,382
$3,722
$3,089
$45.9
$49.9
$56.1
$57.9
$57.7
$56.9
$58.3
91.9
99.8
99.4
107.3
111.5
25.3
28.1
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU


Retail Used Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$1,207
$1,784
$1,607
$1,626
$1,473
$1,592
$1,568
$23.0
$27.5
$31.3
$30.4
$28.6
$28.4
$29.3
101.9
105.5
108.5
100.2
102.0
25.7
25.4
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU

Retail New And Used Vehicles

- Tariffs may create volatility in new and used vehicle pricing, volume and GPU beginning in Q2 2025
- The rate of new vehicle GPU decline has moderated, and we believe the "new normal" will remain higher than pre-pandemic levels, in the $2,500-$3,000 per unit range, subject to tariff impact on inventory levels, pricing and demand
- We believe used vehicle GPU may decline over time if we are able to drive higher retail used vehicle unit sales volume by supplementing our inventory levels from wholesale auction sources as off-lease inventory supply grows beyond 2025
- Strategic focus to return to selling at least 100 retail used vehicles per store per month, on average (represents approximately 25% improvement in retail used vehicle volume throughput per store)
- As new and used vehicle sales volumes have recovered from pandemic-induced lows, F&I gross profit and fixed operations gross profit have benefitted from higher industry retail volume

Note: New and used vehicle GPU, sales volume, and F&I and fixed operations gross profit expectations and projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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Strategic Focus – Franchised Dealerships Segment (continued)


Fixed Operations Gross Profit and Gross Margin %
49.8%
50.2%
49.5%
49.7%
50.4%
50.2%
50.7%
$595
$673
$787
$853
$909
$221
$237
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
Fixed Operations Gross Profit (Millions)
Fixed Operations Gross Margin %


F&I Gross Profit Per Unit and Product Penetration Rates
77.9%
77.6%
72.9%
71.2%
72.6%
72.7%
71.7%
40.9%
44.4%
49.4%
48.9%
48.0%
49.1%
47.9%
$1,846
$2,160
$2,453
$2,403
$2,374
$2,348
$2,439
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
Q1 2024
Q1 2025
F&I GPU
Finance Contract Penetration Rate
Warranty Penetration Rate

Fixed Operations And F&I

- Increased technician headcount by 335 technicians in FY 2024, projected to generate approximately $100M in annualized fixed operations gross profit once fully productive
- Fixed operations parts and labor cost inflation is generally passed along to customers, supporting stable fixed operations profit margins over time
- Vehicle affordability challenges may drive consumers to choose to repair their current vehicle to extend its life rather than replace it with a newer vehicle, benefitting fixed operations revenues
- F&I gross profit per unit increased nearly 50% from pre-pandemic to FY 2024, driven primarily by higher warranty contract penetration rates
- We believe F&I GPU will remain structurally higher than pre-pandemic as a result of optimized F&I presentation and consumer preferences
- Even in an elevated interest rate environment, finance contract penetration rates remain robust and are supported by manufacturer financing or lease incentives only available at franchised dealerships

Note: Fixed operations gross profit, fixed operations profit margin and F&I GPU are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) Hybrid vs. Electric Vehicle Trends • Industry sales volume penetration rates for combined hybrid electric vehicles (HEV) and plug-in hybrid electric vehicles (PHEV) are double the penetration rates for battery electric vehicles (BEV) and are trending upward • We believe there is an easier path to consumer adoption of alternative power trains as more manufacturers expand their HEV and PHEV model offerings, which we are seeing with new model year vehicles • Hybrid new vehicle GPU was higher than internal combustion engine (ICE) new vehicle GPU in our import and domestic brands, and marginally lower in our luxury brands, driven by better consumer demand and relatively lower hybrid days’ supply vs. both ICE and BEV • BEV new vehicle GPU lags both hybrid and ICE vehicles as a result of excess inventory supply, resulting in BEV sales negatively impacting total new vehicle GPU by approximately $350 in FY 2024 and $200 in Q1 2025 – to the extent OEMs can align BEV supply with consumer demand, this GPU headwind could remain lower in FY 2025 • Initial BEV repair and maintenance trends show lower frequency but higher gross profit per repair order vs. ICE vehicles, while hybrid vehicles create opportunity to service both types of power trains 18.8% 7.5% 0% 4% 8% 12% 16% 20% Fe b- 19 M ay -1 9 Au g- 19 N ov -1 9 Fe b- 20 M ay -2 0 Au g- 20 N ov -2 0 Fe b- 21 M ay -2 1 Au g- 21 N ov -2 1 Fe b- 22 M ay -2 2 Au g- 22 N ov -2 2 Fe b- 23 M ay -2 3 Au g- 23 N ov -2 3 Fe b- 24 M ay -2 4 Au g- 24 N ov -2 4 Fe b- 25 Hybrid Vehicle vs. EV Industry Sales Volume Penetration Hybrid (HEV/PHEV) Penetration % BEV Penetration % So ur ce : M or ga n St an le y R es ea rc h 8 100% Luxury Import Domestic Total Sonic FY 2024 Average New Vehicle Relative GPU by Power Train BEV Hybrid ICE Average New Vehicle GPU Note: Average new vehicle relative GPU by power train in the chart above is shown as a percentage of blended average GPU for each brand group and franchised dealerships segment total GPU, where 100% represents the blended average GPU for each brand group and the franchised dealerships segment total GPU. Note: Hybrid and electric vehicle trends and GPU headwinds are estimates of future results. Actual results may differ. See “Forward- Looking Statements.”

NYSE SAH Strategic Focus – EchoPark Segment • EchoPark Segment all-time record quarterly adjusted EBITDA* in Q1 2025 • Returned to positive segment adjusted EBITDA* in FY 2024 after 3 years of used vehicle industry headwinds • Expect to resume disciplined expansion of EchoPark footprint once used vehicle market conditions are supportive • Long-term goal to reach 90% of the U.S. population • Below-market pricing and no-haggle, transparent guest experience expected to drive market share gains • EchoPark maintains the #1 ranking in guest satisfaction among all major pre- owned vehicle retailers according to Reputation.com EchoPark Strategy * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: “EchoPark Operations” chart data includes currently operating stores and corporate/holding company results. “Closed Stores” chart data includes results from stores that are not currently in operation as of the date of this presentation. Average store count is the weighted average number of stores in the “EchoPark Operations” group for each period. $16.7 $(27.0) $(70.1) $(49.5) $32.5 $9.4 $15.8 $(5.7) $(19.3) $(35.3) $(33.5) $(4.9) $(2.1) $(110) $(80) $(50) $(20) $10 $40 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2024 Q1 2025 EchoPark Segment Adjusted EBITDA* (Millions) EchoPark Operations (with Holding Company) Closed Stores 353 203 111 164 268 279 348 57,161 77,835 64,107 73,676 69,053 17,981 18,798 - 200 400 600 800 1,000 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2024 Q1 2025 M on th ly V ol um e Pe r S to re EchoPark Segment Retail Unit Sales Volume Average Monthly Unit Volume Per Store Used Retail Unit Sales Volume Average Store Count 22 18 9

NYSE SAH Strategic Focus – EchoPark Segment (continued) 10 • Focus on maintaining positive retail used vehicle GPU throughout FY 2025 due to faster inventory turns and stability in the spread between wholesale and retail prices and a focus on sourcing more inventory from non-auction sources • Maintain focus on optimizing F&I product offerings and pricing to drive F&I GPU growth in FY 2025 • Anticipate an increase in used vehicle wholesale and retail prices as a result of tariff effects on new vehicle pricing, which may drive additional demand in the used vehicle market • Used vehicle supply is projected to reach its lowest point in late 2025, due to lower levels of off-lease inventory as a result of declines in new vehicle industry sales volume since 2020 and fewer lease originations • Beyond 2025, gradual expansion of used vehicle supply and further normalization of used vehicle pricing should drive consumer demand and higher retail sales volume for EchoPark EchoPark Strategy $10.7 $(47.8) $(105.4) $(83.0) $27.6 $7.3 $15.8 $2,013 $1,762 $2,657 $2,183 $3,029 $2,955 $3,411 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Q1 2024 Q1 2025 EchoPark Segment Adjusted EBITDA* and Total GPU (Used GPU + F&I GPU) Adjusted EBITDA* (Millions) Total GPU Source: J.D. Power Vehicle Age (0-5 Years) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: F&I GPU growth, used vehicle price and supply, and sales volume projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” 3 4.8 5.1 5.1 5.1 4.7 4.1 3.4 3.7 3.8 4.6 2019 2020 2021 2022 2023 2024 2025E 2026E 2027E 2028E Used Vehicle Supply Trend For Units Up To Five Years In Age 0 1 2 3 4 5 Forecast

Strategic Focus – Powersports Segment

Powersports Strategy

- Standardize operating playbooks and processes in existing stores to facilitate future organic and acquisition growth
- Complete roll out of modernized inventory management and marketing strategy
- Manage expenses and inventory to mitigate effects of weaker seasonal demand in Q1 and Q4 while supporting higher seasonal demand in Q2 and Q3
- Expect to realize synergies from network effect, driving potential gains in used vehicle volume and F&I
- Identify desirable acquisition opportunities at attractive valuations to grow this segment

	Acquisition Multiple	
Dealership Type	Low	High
Luxury	6.0x	10.0x
Other Luxury	3.5x	5.0x
Import	3.0x	8.0x
Domestic	3.0x	4.5x
Powersports	3.0x	4.5x

Note: Multiples are based on the most recent Haig Partners Report. Multiples are typically applied to a normalized dealership earnings before taxes.
Luxury includes: Audi, BMW, Jaguar Land Rover, Lexus, Mercedes-Benz and Porsche
Other Luxury includes: Cadillac and Volvo
Import includes: Toyota, Honda, Subaru, Kia, Hyundai, VW
Domestic includes: Buick, Chevrolet, Ford, GMC, Chrysler, Jeep, Dodge, RAM



Powersports Segment Adjusted EBITDA* (Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(0.8)
$2.3
$5.8
Industry Seasonally Weak In Q4 & Q1
$(1.0)
$(0.7)
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

* Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure).
Note: Gains in used vehicle volume and F&I are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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NYSE SAH Strategic Focus – Consolidated Company 12 • Expect to maintain strong balance sheet and free cash flows • Balanced capital allocation strategy prioritizes highest return opportunity • History of returning capital to shareholders via dividend and share repurchases • Quarterly dividend per share has grown 250% since 2019, current forward yield ~2.0% • Reduced outstanding shares by 21% since 2019 ($217 million remaining authorization, or ~10% of market cap) • Net debt to adjusted EBITDA ratio* of 2.00 for the 12 months ended Q1 2025 is within our target leverage range Consolidated Company Strategy $244 $399 $501 $374 $384 $430 $526 $703 $794 $846 $862 $947 $- $200 $400 $600 $800 $1,000 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2025 $ In M ill io ns Strong Balance Sheet and Liquidity Cash and Floor Plan Deposit Balance Total Liquidity * Refer to appendix for calculation and reconciliation of Net Debt to Adjusted EBITDA Ratio (a non-GAAP measure). Note: Dividend yield and market cap are based on stock price as of April 22, 2025. Note: Balance sheet and free cash flow projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $20 $1,019 $102 $75 $57 $127 $298 $227 $204 $187 $72 $93 $262 $178 $34 $17 $18 $35 $40 $41 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $ In M ill io ns Capital Allocation Trend Acquisitions Cap Ex Share Repurchases Dividends Note: Cap Ex represents total purchases of land, property and equipment from consolidated statements of cash flows included in Sonic’s Annual Report on Form 10-K for the applicable fiscal year.

NYSE SAH Sonic Automotive FY 2025 Outlook • Anticipate new vehicle GPU in the $2,500 to $3,000 per unit range, depending on tariff impact on new vehicle pricing and demand, brand mix shifts, and EV margin volatility • Anticipate used vehicle GPU in the $1,300 to $1,500 per unit range, depending on flow through tariff impact on pricing and demand • Expect mid single digit percentage growth in fixed operations gross profit, driven by warranty tailwinds and additional technician headcount • Expect F&I GPU in the $2,400 per unit range Consolidated • Expect adjusted SG&A expenses as a % of gross profit* in the low 70% range Franchised Dealerships Segment EchoPark Segment • Expect adjusted EBITDA* between $35-$40 million, driven by: • Anticipated operational improvement at seven stores that were not yet profitable on a pre-tax basis in FY 2024 • Mid single digit percentage growth in used retail unit sales volume, driven by organic volume growth opportunities at existing store footprint • Low single digit percentage F&I GPU growth, driven by continued focus on optimizing underperforming stores • Expect SG&A expenses as a % of gross profit in the high 70% range (target below 70% at maturity) Powersports Segment • Expect adjusted EBITDA* between $6-$8 million, with majority coming in Q3 (Q1 & Q4 slightly negative due to seasonality) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA and Adjusted SG&A Expenses as a % of Gross Profit (non-GAAP measures). Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 13 Because of changes in the market affecting our industry and the U.S. economy as a whole, in particular the potential impact of tariffs on new vehicle pricing, inventory levels, and overall consumer demand, we are issuing new guidance for FY 2025 and our previously issued guidance should not be relied upon. Please see the below guidance for our current expectations for FY 2025.

Appendix: Financial Tables & Non-GAAP Reconciliations

NYSE SAH Definition of Non-GAAP Financial Measures 15 Adjusted Net Income is defined as GAAP net income, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Diluted Earnings Per Share (“Adjusted EPS”) is defined as Adjusted Net Income divided by diluted weighted-average common shares outstanding. Segment Income (Loss) is defined as segment income (loss) before taxes, less impairment charges. Adjusted Segment Income (Loss) is defined as Segment Income (Loss), excluding certain non- operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Gross Profit is defined as GAAP gross profit, excluding certain non-operating charges that may affect the comparability of results from period to period. Adjusted SG&A Expenses is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted SG&A Expenses as a % of Gross Profit is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period, expressed as a percentage of adjusted gross profit. Adjusted EBITDA is defined as GAAP net income (loss), excluding the provision for income taxes, non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Segment Adjusted EBITDA and Segment Adjusted EBITDA Loss is defined as segment income (loss) before taxes, excluding non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Net Debt to Adjusted EBITDA Ratio is defined as long-term debt (including current portion), less cash and equivalents, less outstanding floor plan deposit balance, expressed as a ratio to Adjusted EBITDA. To supplement the Company’s financial data presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this presentation contains certain non- GAAP financial measures, such as adjusted net income, adjusted earnings per diluted share, segment income (loss), adjusted segment income (loss), adjusted SG&A expenses as a percentage of gross profit, adjusted EBITDA, adjusted EBITDA loss, and net debt to adjusted EBITDA ratio. The Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation. Management believes that these non-GAAP financial measures are important supplemental measures of performance which improve the comparability and transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results. Management also considers these non-GAAP financial measures when making financial, operating and strategic decisions. Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

GAAP Income Statement – Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2024 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,507.5	$ 6,304.6	$ 5,622.6	$ 4,993.4	$ 4,224.4	3%
Fleet new vehicles	95.3	92.2	99.4	124.6	56.8	3%
Total new vehicles	6,602.8	6,396.8	5,722.0	5,118.0	4,281.2	3%
Used vehicles	4,780.1	5,213.6	5,515.4	4,933.6	3,604.2	(8%)
Wholesale vehicles	287.1	318.8	484.9	367.2	197.4	(10%)
Total vehicles	11,670.0	11,929.2	11,722.3	10,418.8	8,082.8	(2%)
Parts, service and collision repair	1,846.5	1,759.5	1,599.7	1,340.4	1,194.3	5%
Finance, insurance and other, net ("F&I")	707.8	683.7	679.1	637.2	489.9	4%
Total revenues	14,224.3	14,372.4	14,001.1	12,396.4	9,767.0	(1%)
Gross profit:						
Retail new vehicles	388.4	535.4	662.8	459.8	233.2	(27%)
Fleet new vehicles	3.0	4.0	4.9	1.6	0.9	(26%)
Total new vehicles	391.4	539.4	667.7	461.4	234.1	(27%)
Used vehicles	170.7	151.2	180.8	133.0	105.2	13%
Wholesale vehicles	(6.0)	(2.6)	(3.1)	9.6	0.1	(132%)
Total vehicles	556.1	688.0	845.4	604.0	339.4	(19%)
Parts, service and collision repair	928.9	874.0	792.5	673.1	594.3	6%
Finance, insurance and other, net	707.8	683.7	679.1	637.2	489.9	4%
Total gross profit	2,192.8	2,245.7	2,317.0	1,914.3	1,423.6	(2%)
SG&A expenses	(1,577.0)	(1,600.5)	(1,555.1)	(1,274.7)	(1,028.7)	1%
Impairment charges	(3.9)	(79.3)	(320.4)	(0.1)	(270.0)	NM
Depreciation and amortization	(150.4)	(142.3)	(127.5)	(101.1)	(91.0)	(6%)
Operating income (loss)	461.5	423.6	314.0	538.4	33.9	9%
Interest expense, floor plan	(86.9)	(67.2)	(34.3)	(16.7)	(27.2)	(29%)
Interest expense, other, net	(118.0)	(114.6)	(89.9)	(48.0)	(41.6)	(3%)
Other income (expense), net	(0.5)	0.1	0.2	(15.5)	0.1	NM
Income (loss) from continuing operations before taxes	256.1	241.9	190.0	458.2	(34.8)	6%
Income tax benefit (expense)	(40.1)	(63.7)	(101.5)	(109.3)	(15.9)	37%
Net income (loss) from continuing operations	$ 216.0	$ 178.2	$ 88.5	$ 348.9	$ (50.7)	21%
Diluted weighted-average shares outstanding	35.0	35.9	39.7	43.3	42.5	3%
Diluted earnings (loss) per share from continuing operations	$ 6.18	$ 4.97	$ 2.23	$ 8.06	$ (1.21)	24%
Unit sales volume:						
Retail new vehicles	115,694	112,110	101,168	99,943	91,939	3%
Fleet new vehicles	1,805	2,000	2,115	3,543	1,342	(10%)
Used vehicles	173,257	176,147	173,209	183,292	159,025	(2%)
Wholesale vehicles	32,223	32,330	35,323	36,795	32,057	0%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,358	$ 4,776	$ 6,552	$ 4,600	$ 2,536	(30%)
Used vehicles	$ 985	$ 859	$ 1,043	$ 720	$ 667	15%
F&I	$ 2,450	$ 2,372	$ 2,475	$ 2,250	$ 1,952	3%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
16

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	LTM Q1 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020
Reported net income (loss) from continuing operations		$ 216.0	$ 178.2	$ 88.5	$ 348.9	$ (50.7)
Adjustments:						
Impairment charges		$ 3.9	$ 79.3	$ 320.4	$ -	$ 269.2
Acquisition and disposition-related (gain) loss		(5.6)	(20.7)	(9.1)	1.2	(9.2)
Severance and long-term compensation charges		5.5	5.1	4.4	6.5	-
Loss on debt extinguishment		-	-	-	15.6	-
Storm damage charges		8.3	1.9	-	-	-
Loss (gain) on exit of leased dealerships		(3.0)	4.3	-	-	-
Used vehicle inventory valuation adjustment		-	10.0	-	-	-
Closed store accrued expenses		2.1	-	-	-	-
Cyber insurance proceeds		(10.0)	-	-	-	-
Excess compensation related to CDK outage		13.4	-	-	-	-
Total pre-tax adjustments		14.6	79.9	315.7	23.3	260.0
Tax effect of above items		(3.8)	(19.9)	(22.6)	(5.9)	(40.4)
Non-recurring tax items		(31.0)	5.8	-	-	-
Total net income effect of adjustments		(20.2)	65.8	293.1	17.4	219.6
Adjusted net income (loss) from continuing operations		$ 195.8	$ 244.0	$ 381.6	$ 366.3	$ 168.9
Diluted weighted-average shares outstanding		35.0	35.9	39.7	43.3	43.9
Adjusted diluted earnings (loss) per share from continuing operations		$ 5.60	$ 6.81	$ 9.61	$ 8.46	$ 3.85
Reported SG&A expenses		$ (1,577.0)	$ (1,600.5)	$ (1,555.1)	$ (1,274.7)	$ (1,028.7)
Acquisition and disposition-related (gain) loss		(5.6)	(20.7)	(9.1)	1.2	(9.2)
Severance and long-term compensation charges		5.5	5.1	4.4	6.5	-
Storm damage charges		8.3	1.9	-	-	-
Loss (gain) on exit of leased dealerships		(3.0)	4.3	-	-	-
Closed store accrued expenses		2.1	-	-	-	-
Cyber insurance proceeds		(10.0)	-	-	-	-
Excess compensation related to CDK outage		11.4	-	-	-	-
Adjusted SG&A expenses		$ (1,568.3)	$ (1,609.9)	$ (1,559.8)	$ (1,267.0)	$ (1,037.9)
Adjusted SG&A expenses as a percentage of gross profit		71.5%	71.4%	67.3%	66.2%	72.9%
Reported net income (loss)	$ 244.6	$ 216.0	$ 178.2	$ 88.5	$ 348.9	$ (51.4)
Income tax (benefit) expense	51.4	40.1	63.7	101.5	109.3	15.6
Income (loss) before taxes	296.0	256.1	241.9	190.0	458.2	(35.8)
Non-floor plan interest	110.9	112.2	108.1	84.7	44.7	38.7
Depreciation and amortization	159.4	155.9	148.8	132.7	104.3	93.9
Stock-based compensation expense	22.7	21.3	23.3	16.0	15.0	11.7
Loss (gain) on exit of leased dealerships	(3.0)	(3.0)	4.3	-	-	-
Impairment charges	4.3	3.9	79.3	320.4	0.1	270.0
Loss on debt extinguishment	0.6	0.6	-	-	15.6	-
Severance and long-term compensation charges	1.3	5.6	5.1	4.4	8.0	-
Excess compensation related to CDK outage	13.4	13.4	-	-	-	-
Acquisition and disposition-related (gain) loss	(5.3)	(6.3)	(20.4)	(9.7)	(0.4)	(8.2)
Hail and storm damage charges	9.2	8.3	1.9	-	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-	-
Closed store accrued expenses	-	2.1	-	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-	-
Adjusted EBITDA	$ 569.5	$ 560.1	$ 602.3	$ 738.5	$ 645.5	$ 370.3
Long-term debt (including current portion)	$ 1,570.5	$ 1,588.0	$ 1,676.6	$ 1,751.7	$ 1,561.2	$ 720.1
Cash and equivalents	(64.6)	(44.0)	(28.9)	(229.2)	(299.4)	(170.3)
Floor plan deposit balance	(365.0)	(340.0)	(345.0)	(272.0)	(99.8)	(73.2)
Net debt	$ 1,140.9	$ 1,204.0	$ 1,302.7	$ 1,250.5	$ 1,162.0	$ 476.6
Net debt to adjusted EBITDA ratio	2.00	2.15	2.16	1.69	1.80	1.29
Long-term debt (including current portion) to adjusted EBITDA ratio	2.76	2.84	2.78	2.37	2.42	1.94

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Balance sheet amounts are as of December 31 for the FY then ended, and as of March 31, 2025 for the LTM Q1 2025 period.

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

NYSE SAH

17

GAAP Income Statement – Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,656.3	$ 1,932.3	$ 1,566.8	$ 1,552.6	$ 1,455.8	(14%)	14%
Fleet new vehicles	22.1	27.3	22.2	26.2	19.6	(19%)	13%
Total new vehicles	1,678.4	1,959.6	1,589.0	1,578.8	1,475.4	(14%)	14%
Used vehicles	1,225.0	1,197.6	1,180.7	1,186.2	1,215.6	2%	1%
Wholesale vehicles	82.7	71.3	67.2	71.3	77.3	16%	7%
Total vehicles	2,986.1	3,228.5	2,836.9	2,836.3	2,768.3	(8%)	8%
Parts, service and collision repair	474.4	476.7	479.0	444.1	446.7	0%	6%
Finance, insurance and other, net ("F&I")	190.8	190.6	175.6	172.6	169.0	0%	13%
Total revenues	3,651.3	3,895.8	3,491.5	3,453.0	3,384.0	(6%)	8%
Gross profit:							
Retail new vehicles	89.4	106.6	87.6	97.8	96.4	(16%)	(7%)
Fleet new vehicles	0.6	0.7	0.6	1.0	0.7	(13%)	(14%)
Total new vehicles	90.0	107.3	88.2	98.8	97.1	(16%)	(7%)
Used vehicles	46.4	37.8	41.2	44.7	47.0	23%	(1%)
Wholesale vehicles	(1.4)	(3.3)	(1.3)	(0.6)	(0.8)	58%	(75%)
Total vehicles	135.0	141.8	128.1	142.9	143.3	(5%)	(6%)
Parts, service and collision repair	240.6	241.6	239.9	223.6	223.9	0%	7%
Finance, insurance and other, net	190.8	190.6	175.6	172.6	169.0	0%	13%
Total gross profit	566.4	574.0	543.6	539.1	536.2	(1%)	6%
SG&A expenses	(380.3)	(399.6)	(392.1)	(393.0)	(392.2)	5%	3%
Impairment charges	(1.4)	(1.5)	-	(1.4)	(1.0)	NM	NM
Depreciation and amortization	(39.7)	(39.4)	(37.9)	(37.0)	(36.3)	(1%)	(9%)
Operating income (loss)	145.0	133.5	113.6	107.7	106.7	9%	36%
Interest expense, floor plan	(20.0)	(21.5)	(23.0)	(22.2)	(20.3)	7%	1%
Interest expense, other, net	(27.6)	(29.9)	(29.8)	(29.3)	(29.0)	8%	5%
Other income (expense), net	-	-	-	(0.5)	0.1	NM	NM
Income (loss) before taxes	97.4	82.1	60.8	55.7	57.5	19%	69%
Income tax benefit (expense)	(26.8)	(23.5)	13.4	(14.5)	(15.5)	(14%)	(73%)
Net income (loss)	$ 70.6	$ 58.6	$ 74.2	$ 41.2	$ 42.0	20%	68%
Diluted weighted-average shares outstanding	34.6	35.2	34.9	34.9	34.9	2%	1%
Diluted earnings (loss) per share	$ 2.04	$ 1.67	$ 2.13	$ 1.18	$ 1.20	22%	70%
Unit sales volume:							
Retail new vehicles	29,075	33,190	28,657	27,705	26,142	(12%)	11%
Fleet new vehicles	383	506	406	514	379	(24%)	1%
Used vehicles	44,817	42,896	43,474	42,831	44,056	4%	2%
Wholesale vehicles	9,405	8,460	7,792	7,859	8,112	11%	16%
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,075	$ 3,212	$ 3,056	$ 3,531	$ 3,688	(4%)	(17%)
Used vehicles	$ 1,034	$ 881	$ 947	$ 1,044	$ 1,068	17%	(3%)
F&I	$ 2,582	$ 2,505	$ 2,434	$ 2,447	$ 2,407	3%	7%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

18

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ 70.6	$ 58.6	$ 74.2	$ 41.2	$ 42.0	20%	68%
Adjustments:							
Impairment charges	$ 1.4	$ 1.5	$ -	$ 1.4	$ 1.0	NM	NM
Acquisition and disposition-related (gain) loss	1.0	(2.7)	(2.3)	(0.6)	-	NM	NM
Severance and long-term compensation charges	-	0.5	-	0.7	4.3	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Excess compensation related to CDK outage	-	-	1.8	11.6	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Total pre-tax adjustments	(26.7)	(7.5)	1.0	13.7	7.4	NM	NM
Tax effect of above items	7.4	2.0	(0.2)	(3.6)	(1.9)	NM	NM
Non-recurring tax items	-	-	(31.0)	-	-	NM	NM
Total net income effect of adjustments	(19.3)	(5.5)	(30.2)	10.1	5.5	NM	NM
Adjusted net income (loss)	$ 51.3	$ 53.1	$ 44.0	$ 51.3	$ 47.5	(3%)	8%
Diluted weighted-average shares outstanding	34.6	35.2	34.9	34.9	34.9	2%	1%
Adjusted diluted earnings (loss) per share	$ 1.48	$ 1.51	$ 1.26	$ 1.47	$ 1.36	(2%)	9%
Reported gross profit	$ 566.4	$ 574.0	$ 543.6	$ 539.1	$ 536.2	(1%)	6%
Excess compensation related to CDK outage	-	-	-	2.0	-	NM	NM
Adjusted gross profit	$ 566.4	$ 574.0	$ 543.6	$ 541.1	$ 536.2	(1%)	6%
Reported SG&A expenses	$ (380.3)	$ (399.6)	$ (392.1)	$ (393.0)	$ (392.2)	5%	3%
Acquisition and disposition-related (gain) loss	1.0	(2.7)	(2.3)	(0.6)	-	NM	NM
Severance and long-term compensation charges	-	0.5	-	0.7	4.3	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Excess compensation related to CDK outage	-	-	1.8	9.6	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Adjusted SG&A expenses	$ (408.4)	$ (408.6)	$ (391.1)	$ (382.7)	$ (385.8)	0%	(6%)
Adjusted SG&A expenses as a percentage of gross profit	72.1%	71.2%	71.9%	70.7%	72.0%	(90) bps	(10) bps
Reported net income (loss)	$ 70.6	$ 58.6	$ 74.2	$ 41.2	$ 42.0	20%	68%
Income tax (benefit) expense	26.8	23.5	(13.4)	14.5	15.5	NM	NM
Income (loss) before taxes	97.4	82.1	60.8	55.7	57.5	19%	69%
Non-floor plan interest	26.1	28.4	28.4	28.0	27.4	NM	NM
Depreciation and amortization	41.4	40.8	39.3	38.0	37.9	NM	NM
Stock-based compensation expense	5.8	5.5	5.5	5.9	4.4	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Impairment charges	1.4	1.5	-	1.4	1.0	NM	NM
Loss on debt extinguishment	-	-	-	0.6	-	NM	NM
Severance and long-term compensation charges	-	0.5	-	0.8	4.3	NM	NM
Excess compensation related to CDK outage	-	-	1.8	11.6	-	NM	NM
Acquisition and disposition-related (gain) loss	1.0	(2.7)	(2.3)	(1.3)	-	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Adjusted EBITDA	$ 144.0	$ 149.3	$ 135.0	$ 141.3	$ 134.6	(4%)	7%

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

NYSE SAH

19

GAAP Income Statement – Annual Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2024 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,425.5	$ 6,215.0	$ 5,581.6	$ 4,984.4	$ 4,224.4	3%
Fleet new vehicles	95.3	92.2	99.4	124.6	56.8	3%
Total new vehicles	6,520.8	6,307.2	5,681.0	5,109.0	4,281.2	3%
Used vehicles	2,919.8	3,050.3	3,391.5	2,901.0	2,345.9	(4%)
Wholesale vehicles	188.9	204.5	314.0	257.2	168.7	(8%)
Total vehicles	9,629.5	9,562.0	9,386.5	8,267.2	6,795.8	1%
Parts, service and collision repair	1,802.9	1,714.2	1,588.0	1,340.4	1,194.4	5%
Finance, insurance and other, net ("F&I")	506.8	498.6	510.1	443.5	357.8	2%
Total revenues	11,939.2	11,774.8	11,484.6	10,051.1	8,348.0	1%
Gross profit:						
Retail new vehicles	376.9	518.7	655.3	458.8	233.2	(27%)
Fleet new vehicles	3.0	4.0	4.9	1.5	0.9	(26%)
Total new vehicles	379.9	522.7	660.2	460.3	234.1	(27%)
Used vehicles	150.2	162.9	174.5	188.1	122.9	(8%)
Wholesale vehicles	(4.6)	(3.3)	(6.4)	0.6	(0.8)	(40%)
Total vehicles	525.5	682.3	828.3	649.0	356.2	(23%)
Parts, service and collision repair	908.9	852.7	786.7	673.1	595.4	7%
Finance, insurance and other, net	506.8	498.6	510.1	443.5	357.8	2%
Total gross profit	1,941.2	2,033.6	2,125.1	1,765.6	1,309.4	(5%)
SG&A expenses	(1,375.4)	(1,314.6)	(1,273.0)	(1,076.9)	(933.7)	(5%)
Impairment charges	(1.2)	(1.0)	(115.5)	-	(270.0)	NM
Depreciation and amortization	(124.4)	(112.3)	(101.8)	(84.8)	(79.9)	(11%)
Operating income (loss)	440.2	605.7	634.8	603.9	25.8	(27%)
Interest expense, floor plan	(70.6)	(49.2)	(23.6)	(11.8)	(24.0)	(44%)
Interest expense, other, net	(112.7)	(109.7)	(85.1)	(46.3)	(40.7)	(3%)
Other income (expense), net	(0.5)	0.2	-	(15.5)	0.1	NM
Income (loss) before taxes	$ 256.4	$ 447.0	$ 526.1	$ 530.3	$ (38.8)	(43%)
Unit sales volume:						
Retail new vehicles	111,450	107,257	99,424	99,815	91,939	4%
Fleet new vehicles	1,805	2,000	2,115	3,543	1,342	(10%)
Used vehicles	101,976	100,210	108,512	105,457	101,864	2%
Wholesale vehicles	21,018	20,602	24,052	25,128	24,879	2%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,382	$ 4,836	$ 6,591	$ 4,595	$ 2,536	(30%)
Used vehicles	$ 1,473	$ 1,626	$ 1,607	$ 1,784	$ 1,207	(9%)
F&I	$ 2,374	$ 2,403	$ 2,453	$ 2,160	$ 1,846	(1%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
20

Non-GAAP Reconciliation – Annual Trend – Franchised Dealerships Segment

(In millions)	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020
Reported income (loss) before taxes	$ 256.4	$ 447.0	$ 526.1	$ 530.3	$ (38.8)
Impairment charges	1.2	1.0	115.5	-	270.0
Segment income (loss)	$ 257.6	$ 448.0	$ 641.6	$ 530.3	$ 231.2
Acquisition and disposition-related (gain) loss	(3.5)	(20.9)	(9.1)	1.2	(4.0)
Long-term compensation charges	2.2	-	4.4	-	-
Loss on debt extinguishment	-	-	-	15.6	-
Storm damage charges	8.3	1.9	-	-	-
Excess compensation related to CDK outage	13.0	-	-	-	-
Cyber insurance proceeds	(10.0)	-	-	-	-
Adjusted segment income (loss)	$ 267.6	$ 429.0	$ 636.9	$ 547.1	$ 227.2
Reported SG&A expenses	$ (1,375.4)	$ (1,314.6)	$ (1,273.0)	$ (1,076.9)	$ (933.7)
Acquisition and disposition-related (gain) loss	(3.5)	(20.9)	(9.1)	1.2	(4.0)
Long-term compensation charges	2.2	-	4.4	-	-
Storm damage charges	8.3	1.9	-	-	-
Excess compensation related to CDK outage	11.0	-	-	-	-
Cyber insurance proceeds	(10.0)	-	-	-	-
Adjusted SG&A expenses	$ (1,367.4)	$ (1,333.6)	$ (1,277.7)	$ (1,075.7)	$ (937.7)
Adjusted SG&A expenses as a percentage of gross profit	70.4%	65.6%	60.1%	60.9%	71.6%
Income (loss) before taxes	256.4	447.0	526.1	530.3	(38.8)
Non-floor plan interest	107.0	103.2	80.0	43.0	37.7
Depreciation and amortization	130.0	118.8	107.0	87.9	82.8
Stock-based compensation expense	21.3	23.3	16.0	15.0	11.7
Loss (gain) on exit of leased dealerships	-	-	-	-	-
Impairment charges	1.2	1.0	115.5	15.6	270.0
Loss on debt extinguishment	0.6	-	-	-	-
Severance and long-term compensation charges	2.2	-	4.4	-	-
Excess compensation related to CDK outage	13.0	-	-	-	-
Acquisition and disposition-related (gain) loss	(3.8)	(20.7)	(9.7)	-	(3.1)
Storm damage charges	8.3	1.9	-	-	-
Cyber insurance proceeds	(10.0)	-	-	-	-
Adjusted EBITDA	$ 526.2	$ 674.5	$ 839.3	$ 691.8	$ 360.3

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
21

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,636.9	$ 1,914.8	$ 1,539.9	$ 1,530.9	$ 1,439.9	(15%)	14%
Fleet new vehicles	22.1	27.2	22.2	26.2	19.6	(19%)	13%
Total new vehicles	1,659.0	1,942.0	1,562.1	1,557.1	1,459.5	(15%)	14%
Used vehicles	745.6	757.0	701.4	732.1	729.3	(2%)	2%
Wholesale vehicles	54.6	49.8	42.4	48.4	48.6	10%	13%
Total vehicles	2,459.2	2,748.8	2,305.9	2,337.6	2,237.4	(11%)	10%
Parts, service and collision repair	467.4	469.7	458.9	434.4	439.9	0%	6%
Finance, insurance and other, net ("F&I")	130.6	140.5	122.4	124.2	119.6	(7%)	9%
Total revenues	3,057.2	3,359.0	2,887.2	2,896.2	2,796.9	(9%)	9%
Gross profit:							
Retail new vehicles	86.7	104.4	83.5	94.9	94.1	(17%)	(8%)
Fleet new vehicles	0.6	0.7	0.6	1.0	0.7	(13%)	0%
Total new vehicles	87.3	105.1	84.1	95.9	94.8	(17%)	(8%)
Used vehicles	39.9	36.0	34.6	38.7	40.8	11%	(2%)
Wholesale vehicles	(1.0)	(2.7)	(1.1)	(0.5)	(0.2)	63%	(400%)
Total vehicles	126.2	138.4	117.6	134.1	135.4	(9%)	(7%)
Parts, service and collision repair	237.2	238.5	230.7	219.0	220.8	(1%)	7%
Finance, insurance and other, net	130.6	140.5	122.4	124.2	119.6	(7%)	9%
Total gross profit	494.0	517.4	470.7	477.3	475.8	(5%)	4%
SG&A expenses	(325.9)	(348.5)	(340.5)	(347.9)	(338.5)	6%	4%
Impairment charges	-	(0.2)	-	-	(1.0)	NM	NM
Depreciation and amortization	(33.4)	(32.7)	(31.5)	(30.4)	(29.8)	(2%)	(12%)
Operating income (loss)	134.7	136.0	98.7	99.0	106.5	(1%)	26%
Interest expense, floor plan	(16.3)	(18.0)	(18.6)	(18.0)	(16.0)	10%	(2%)
Interest expense, other, net	(26.6)	(28.6)	(28.5)	(27.8)	(27.8)	7%	5%
Other income (expense), net	0.1	-	-	(0.5)	-	NM	NM
Income (loss) before taxes	$ 91.9	$ 89.4	$ 51.6	$ 52.7	$ 62.7	3%	47%
Unit sales volume:							
Retail new vehicles	28,082	32,250	27,391	26,512	25,297	(13%)	11%
Fleet new vehicles	383	506	406	514	379	(24%)	1%
Used vehicles	25,441	25,702	24,940	25,668	25,666	(1%)	(1%)
Wholesale vehicles	6,195	5,692	4,973	5,248	5,105	9%	21%
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,089	$ 3,238	$ 3,047	$ 3,579	$ 3,722	(5%)	(17%)
Used vehicles	$ 1,568	$ 1,401	$ 1,386	$ 1,508	$ 1,592	12%	(2%)
F&I	$ 2,439	$ 2,424	$ 2,340	$ 2,380	$ 2,348	1%	4%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

22

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 91.9	$ 89.4	$ 51.6	$ 52.7	$ 62.7	3%	47%
Impairment charges	-	0.2	-	-	1.0	NM	NM
Segment income (loss)	$ 91.9	$ 89.6	$ 51.6	$ 52.7	$ 63.7	3%	44%
Acquisition and disposition-related (gain) loss	0.3	(3.5)	-	-	-	NM	NM
Severance and long-term compensation charges	-	-	1.8	-	2.2	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Excess compensation related to CDK outage	-	-	-	11.2	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Adjusted segment income (loss)	$ 63.1	$ 79.3	$ 54.9	$ 67.5	$ 65.9	(20%)	(4%)
Reported gross profit	$ 494.0	$ 517.4	$ 470.7	$ 477.3	$ 475.8	(5%)	4%
Excess compensation related to CDK outage	-	-	-	2.0	-	NM	NM
Adjusted gross profit	$ 494.0	$ 517.4	$ 470.7	$ 479.3	$ 475.8	(5%)	4%
Reported SG&A expenses	$ (325.9)	$ (348.5)	$ (340.5)	$ (347.9)	$ (338.5)	6%	4%
Acquisition and disposition-related (gain) loss	0.3	(3.5)	-	-	-	NM	NM
Severance and long-term compensation charges	-	-	1.8	-	2.2	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Excess compensation related to CDK outage	-	-	-	9.2	-	NM	NM
Adjusted SG&A expenses	$ (354.7)	$ (358.8)	$ (337.2)	$ (335.1)	$ (336.3)	1%	(5%)
Adjusted SG&A expenses as a percentage of gross profit	71.8%	69.3%	71.6%	69.9%	70.7%	(250) bps	(110) bps
Income (loss) before taxes	$ 91.9	$ 89.4	$ 51.6	$ 52.7	$ 62.7	3%	47%
Non-floor plan interest	24.9	27.1	27.1	26.5	26.3	NM	NM
Depreciation and amortization	35.1	34.2	32.8	31.6	31.5	NM	NM
Stock-based compensation expense	5.8	5.5	5.5	5.9	4.4	NM	NM
Impairment charges	-	0.2	-	-	1.0	NM	NM
Loss on debt extinguishment	-	-	-	0.6	-		
Severance and long-term compensation charges	-	-	-	-	2.2	NM	NM
Excess compensation related to CDK outage	-	-	1.8	11.2	-	NM	NM
Acquisition and disposition-related (gain) loss	0.3	(3.5)	-	(0.3)	-	NM	NM
Storm damage charges	0.9	3.2	1.5	3.6	-	NM	NM
Used vehicle inventory valuation adjustment	-	-	-	-	-	NM	NM
Cyber insurance proceeds	(30.0)	(10.0)	-	-	-	NM	NM
Adjusted EBITDA	$ 128.9	$ 146.1	$ 120.3	$ 131.8	$ 128.1	(12%)	1%

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
NYSE SAH
23

GAAP Income Statement – Annual Trend – EchoPark Segment

(In millions, except unit, per unit, and per share data)	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020	FY 2024 Better / (Worse) % Change Year-Over-Year
Revenues:						
Total new vehicles	$ -	$ 1.0	$ 9.2	$ 9.0	$ -	(100%)
Used vehicles	1,838.0	2,143.8	2,116.8	2,032.6	1,258.2	(14%)
Wholesale vehicles	95.8	111.7	227.0	92.9	18.2	(14%)
Total vehicles	1,933.8	2,256.5	2,353.0	2,134.5	1,276.4	(14%)
Finance, insurance and other, net ("F&I")	194.0	177.9	166.4	193.7	132.1	9%
Total revenues	2,127.8	2,434.4	2,463.0	2,345.3	1,419.0	(13%)
Gross profit:						
Total new vehicles	-	0.1	1.1	1.1	-	(100%)
Used vehicles	15.2	(17.1)	4.4	(55.2)	(18.0)	189%
Wholesale vehicles	(1.3)	0.9	4.2	7.4	(0.2)	(251%)
Total vehicles	13.9	(16.1)	9.7	(46.7)	(18.2)	186%
Finance, insurance and other, net	194.0	177.9	166.4	193.7	132.1	9%
Total gross profit	207.9	161.8	175.1	148.8	114.0	29%
SG&A expenses	(165.7)	(247.0)	(269.9)	(197.8)	(94.9)	33%
Impairment charges	(2.7)	(78.3)	(204.9)	(0.1)	-	NM
Depreciation and amortization	(21.8)	(26.6)	(24.6)	(16.3)	(11.0)	18%
Operating income (loss)	17.7	(190.1)	(324.3)	(65.4)	8.1	109%
Interest expense, floor plan	(14.2)	(17.4)	(10.6)	(5.0)	(3.2)	18%
Interest expense, other, net	(2.7)	(3.2)	(3.9)	(1.7)	(0.9)	16%
Other income (expense), net	-	(0.1)	-	-	-	NM
Income (loss) before taxes	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)	$ 4.0	100%
Unit sales volume:						
Retail new vehicles	-	11	152	128	-	(100%)
Used vehicles	69,053	73,676	64,107	77,835	57,161	(6%)
Wholesale vehicles	11,059	11,512	11,236	11,667	7,178	(4%)
Gross profit per unit ("GPU"):						
Retail new vehicles	N/A	$ 6,934	$ 7,510	$ 8,303	N/A	NM
Total used vehicle and F&I	$ 3,029	$ 2,183	$ 2,657	$ 1,762	$ 2,013	39%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
24

Non-GAAP Reconciliation – Annual Trend – EchoPark Segment

(In millions)	FY 2024	FY 2023	FY 2022	FY 2021	FY 2020
Reported income (loss) before taxes	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)	$ 4.0
Impairment charges	2.7	78.3	204.9	0.1	-
Segment income (loss)	$ 3.5	$ (132.5)	$ (133.9)	$ (72.0)	$ 4.0
Acquisition and disposition-related (gain) loss	(2.1)	0.3	-	-	(5.2)
Severance and long-term compensation charges	2.8	5.1	-	6.5	-
Loss (gain) on exit of leased dealerships	(3.0)	4.3	-	-	-
Used vehicle inventory valuation adjustment	-	10.0	-	-	-
Excess compensation related to CDK outage	0.4	-	-	-	-
Closed store accrued expenses	2.1	-	-	-	-
Adjusted segment income (loss)	$ 3.7	$ (112.8)	$ (133.9)	$ (65.5)	$ (1.2)
Reported SG&A expenses	$ (165.7)	$ (247.0)	$ (269.9)	$ (197.8)	$ (94.9)
Acquisition and disposition-related (gain) loss	(2.1)	0.3	-	-	(5.2)
Severance and long-term compensation charges	2.8	5.1	-	6.5	-
Loss (gain) on exit of leased dealerships	(3.0)	4.3	-	-	-
Excess compensation related to CDK outage	0.4	-	-	-	-
Closed store accrued expenses	2.1	-	-	-	-
Adjusted SG&A expenses	$ (165.5)	$ (237.3)	$ (269.9)	$ (191.3)	$ (100.1)
Adjusted SG&A expenses as a percentage of gross profit	79.6%	138.2%	154.1%	128.6%	87.6%
Income (loss) before taxes	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)	$ 4.1
Non-floor plan interest	2.6	3.2	3.7	1.7	0.9
Depreciation and amortization	21.6	26.6	24.8	16.4	11.2
Loss (gain) on exit of leased dealerships	(3.0)	4.3	-	-	-
Impairment charges	2.7	78.3	204.9	0.1	-
Severance and long-term compensation charges	2.9	5.1	-	8.0	-
Excess compensation related to CDK outage	0.4	-	-	-	-
Acquisition and disposition-related (gain) loss	(2.5)	0.3	-	(0.4)	(5.2)
Closed store accrued expenses	2.1	-	-	-	-
Used vehicle inventory valuation adjustment	-	10.0	-	-	-
Adjusted EBITDA	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)	$ 11.0
Adjusted EBITDA - Closed Stores	$ (4.9)	$ (33.5)	$ (35.3)	$ (19.3)	$ (5.7)
Adjusted EBITDA - EchoPark Operations (with Holding Company)	32.5	(49.5)	(70.1)	(27.0)	16.7
Adjusted EBITDA - Total EchoPark Segment	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)	$ 11.0

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
NYSE SAH
25

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Revenues:							
Used vehicles	$ 473.7	$ 436.0	$ 470.3	$ 448.9	$ 482.9	9%	(2%)
Wholesale vehicles	27.3	21.4	23.8	21.9	28.6	28%	(5%)
Total vehicles	501.0	457.4	494.1	470.8	511.5	10%	(2%)
Finance, insurance and other, net ("F&I")	58.7	48.8	50.8	46.5	47.9	20%	23%
Total revenues	559.7	506.2	544.9	517.3	559.4	11%	0%
Gross profit:							
Used vehicles	5.4	0.8	4.4	4.7	5.3	602%	2%
Wholesale vehicles	(0.2)	(0.6)	0.0	(0.1)	(0.6)	67%	67%
Total vehicles	5.2	0.2	4.4	4.6	4.7	3106%	11%
Finance, insurance and other, net	58.7	48.8	50.8	46.5	47.9	20%	23%
Total gross profit	63.9	49.0	55.2	51.1	52.6	30%	21%
SG&A expenses	(44.8)	(42.6)	(40.2)	(37.2)	(45.6)	(5%)	2%
Impairment charges	(0.2)	(1.3)	-	(1.4)	-	NM	NM
Depreciation and amortization	(5.2)	(5.4)	(5.4)	(5.6)	(5.5)	4%	5%
Operating income (loss)	13.7	(0.3)	9.6	6.9	1.5	4674%	813%
Interest expense, floor plan	(3.1)	(3.0)	(3.7)	(3.8)	(3.8)	(5%)	18%
Interest expense, other, net	(0.4)	(0.7)	(0.7)	(0.7)	(0.7)	40%	43%
Other income (expense), net	(0.1)	0.1	-	0.1	0.1	NM	NM
Income (loss) before taxes	$ 10.1	$ (3.9)	$ 5.2	$ 2.5	$ (2.9)	358%	448%
Unit sales volume:							
Used vehicles	18,798	16,674	17,757	16,641	17,981	13%	5%
Wholesale vehicles	3,150	2,752	2,720	2,593	2,994	14%	5%
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 3,411	$ 2,974	$ 3,111	$ 3,078	$ 2,955	15%	15%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
26

Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment

(In millions)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 10.1	$ (3.9)	$ 5.2	$ 2.5	$ (2.9)	358%	448%
Impairment charges	0.2	1.3	-	1.4	-	NM	NM
Segment income (loss)	$ 10.3	$ (2.6)	$ 5.2	$ 3.9	$ (2.9)	487%	455%
Acquisition and disposition-related (gain) loss	(0.2)	0.8	(2.3)	(0.6)	-	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Severance and long-term compensation charges	-	-	-	0.7	2.1	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Excess compensation related to CDK outage	-	-	-	0.4	-	NM	NM
Adjusted segment income (loss)	$ 10.1	$ (1.8)	$ 2.9	$ 1.4	$ 1.3	643%	677%
Reported gross profit	$ 63.9	$ 49.0	$ 55.2	$ 51.1	$ 52.6	30%	21%
Reported SG&A expenses	$ (44.8)	$ (42.6)	$ (40.2)	$ (37.2)	$ (45.6)	(5%)	2%
Acquisition and disposition-related (gain) loss	(0.2)	0.8	(2.3)	(0.6)	-	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Severance and long-term compensation charges	-	-	-	0.7	2.1	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Excess compensation related to CDK outage	-	-	-	0.4	-	NM	NM
Adjusted SG&A expenses	$ (45.0)	$ (41.8)	$ (42.5)	$ (39.7)	$ (41.4)	(7%)	(9%)
Adjusted SG&A expenses as a percentage of gross profit	70.4%	85.5%	77.1%	77.7%	78.6%	1,510 bps	820 bps
Income (loss) before taxes	$ 10.1	$ (3.9)	$ 5.2	$ 2.5	$ (2.9)	358%	448%
Non-floor plan interest	0.5	0.6	0.7	0.7	0.6	NM	NM
Depreciation and amortization	5.2	5.4	5.3	5.4	5.4	NM	NM
Loss (gain) on exit of leased dealerships	-	-	-	(3.0)	-	NM	NM
Impairment charges	0.2	1.3	-	1.4	-	NM	NM
Severance and long-term compensation charges	-	-	-	0.8	2.1		
Excess compensation related to CDK outage	-	-	-	0.4	-	NM	NM
Acquisition and disposition-related (gain) loss	(0.2)	0.8	(2.3)	(1.0)	-	NM	NM
Closed store accrued expenses	-	-	-	-	2.1	NM	NM
Adjusted EBITDA	$ 15.8	$ 4.2	$ 8.9	$ 7.2	$ 7.3	276%	116%
Adjusted EBITDA - Closed Stores	$ -	$ (0.7)	$ (0.3)	$ (1.8)	$ (2.1)	86%	95%
Adjusted EBITDA - EchoPark Operations (with Holding Company)	15.8	4.9	9.2	9.0	9.4	224%	71%
Adjusted EBITDA - Total EchoPark Segment	$ 15.8	$ 4.2	$ 8.9	$ 7.2	$ 7.3	276%	116%

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

27

GAAP Income Statement – Annual Trend – Powersports Segment

(In millions, except unit and per unit data)	FY 2024	FY 2023	FY 2022	FY 2024 Better / (Worse) % Change Year-Over-Year
Revenues:				
Retail new vehicles	$ 82.0	$ 88.6	$ 31.8	(8%)
Used vehicles	22.3	19.5	7.1	14%
Wholesale vehicles	2.3	2.6	0.3	(6%)
Total vehicles	106.6	110.7	39.2	(4%)
Parts, service and collision repair	43.6	45.3	11.7	(4%)
Finance, insurance and other, net ("F&I")	7.1	7.2	2.6	(2%)
Total revenues	157.3	163.2	53.5	(4%)
Gross profit:				
Retail new vehicles	11.5	16.6	6.3	(31%)
Used vehicles	5.3	5.4	2.0	(1%)
Wholesale vehicles	(0.3)	(0.2)	0.1	(18%)
Total vehicles	16.5	21.8	8.4	(24%)
Parts, service and collision repair	20.1	21.3	5.8	(6%)
Finance, insurance and other, net	7.1	7.2	2.6	(2%)
Total gross profit	43.7	50.3	16.8	(13%)
SG&A expenses	(35.9)	(38.9)	(12.3)	8%
Impairment charges	-	-	-	NM
Depreciation and amortization	(4.2)	(3.4)	(1.0)	(25%)
Operating income (loss)	3.6	8.0	3.5	(56%)
Interest expense, floor plan	(2.1)	(0.6)	-	(208%)
Interest expense, other, net	(2.6)	(1.7)	(1.0)	(52%)
Other income (expense), net	-	-	0.2	NM
Income (loss) before taxes	$ (1.1)	$ 5.7	$ 2.7	(119%)
Unit sales volume:				
Retail new vehicles	4,244	4,842	1,592	(12%)
Used vehicles	2,228	2,261	590	(1%)
Wholesale vehicles	146	216	35	(32%)
Gross profit per unit ("GPU"):				
Retail new vehicles	$ 2,713	$ 3,435	$ 3,973	(21%)
Used vehicles	$ 2,397	$ 2,394	$ 3,349	0%
F&I	$ 1,092	$ 1,017	$ 1,205	7%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

28

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Powersports Segment 29 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2024 FY 2023 FY 2022 Reported income (loss) before taxes (1.1)$ 5.7$ 2.7$ Impairment charges - - - Segment income (loss) (1.1)$ 5.7$ 2.7$ Long-term compensation charges 0.5 - - Adjusted segment income (loss) (0.6)$ 5.7$ 2.7$ Reported SG&A expenses (35.9)$ (38.9)$ (12.3)$ Long-term compensation charges 0.5 - - Adjusted SG&A expenses (35.4)$ (38.9)$ (12.3)$ Adjusted SG&A expenses as a percentage of gross profit 80.9% 77.2% 73.4% Income (loss) before taxes (1.1) 5.7 2.7 Non-floor plan interest 2.6 1.7 1.0 Depreciation and amortization 4.3 3.4 0.9 Severance and long-term compensation charges 0.5 - - Adjusted EBITDA 6.3$ 10.8$ 4.6$

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Year-Over-Year
Revenues:							
Retail new vehicles	$ 19.4	$ 17.5	$ 26.9	$ 21.7	$ 15.9	11%	22%
Used vehicles	5.7	4.7	9.0	5.3	3.4	22%	68%
Wholesale vehicles	0.8	0.1	1.1	0.9	0.1	NM	NM
Total vehicles	25.9	22.3	37.0	27.9	19.4	15%	33%
Parts, service and collision repair	7.0	7.0	20.1	9.7	6.8	0%	3%
Finance, insurance and other, net ("F&I")	1.5	1.3	2.3	2.0	1.5	18%	0%
Total revenues	34.4	30.6	59.4	39.6	27.7	12%	24%
Gross profit:							
Retail new vehicles	2.7	2.2	4.1	2.9	2.3	23%	17%
Used vehicles	1.1	1.0	2.2	1.3	0.9	9%	22%
Wholesale vehicles	(0.2)	(0.1)	(0.1)	(0.1)	-	NM	NM
Total vehicles	3.6	3.1	6.2	4.1	3.2	13%	13%
Parts, service and collision repair	3.4	3.1	9.2	4.6	3.1	10%	10%
Finance, insurance and other, net	1.5	1.3	2.3	2.0	1.5	18%	0%
Total gross profit	8.5	7.5	17.7	10.7	7.8	13%	9%
SG&A expenses	(9.6)	(8.5)	(11.3)	(7.9)	(8.1)	(12%)	(19%)
Impairment charges	(1.1)	-	-	-	-	NM	NM
Depreciation and amortization	(1.2)	(1.2)	(1.1)	(1.0)	(1.0)	1%	(20%)
Operating income (loss)	(3.4)	(2.2)	5.3	1.8	(1.3)	(54%)	(162%)
Interest expense, floor plan	(0.5)	(0.5)	(0.6)	(0.5)	(0.4)	(4%)	(25%)
Interest expense, other, net	(0.7)	(0.7)	(0.6)	(0.8)	(0.5)	(4%)	(40%)
Other income (expense), net	-	-	(0.1)	-	(0.1)	NM	NM
Income (loss) before taxes	$ (4.6)	$ (3.4)	$ 4.0	$ 0.5	$ (2.3)	(40%)	(114%)
Unit sales volume:							
Retail new vehicles	993	940	1,266	1,193	845	6%	18%
Used vehicles	578	520	777	522	409	11%	41%
Wholesale vehicles	60	16	99	18	13	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 2,681	$ 2,338	$ 3,249	$ 2,466	$ 2,676	15%	0%
Used vehicles	$ 1,823	$ 1,940	$ 2,798	$ 2,423	$ 2,185	(6%)	(17%)
F&I	$ 943	$ 868	$ 1,136	$ 1,153	$ 1,197	9%	(21%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
NYSE SAH
30

Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment

(In millions)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2025 Better / (Worse) % Change Sequential	Q1 2025 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ (4.6)	$ (3.4)	$ 4.0	$ 0.5	$ (2.3)	(40%)	(114%)
Impairment charges	1.1	-	-	-	-	NM	NM
Segment income (loss)	$ (3.5)	$ (3.4)	$ 4.0	$ 0.5	$ (2.3)	(7%)	(64%)
Long-term compensation charges	-	0.5	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	0.9	-	-	-	-	NM	NM
Adjusted segment income (loss)	$ (2.6)	$ (2.9)	$ 4.0	$ 0.5	$ (2.3)	52%	27%
Reported SG&A expenses	$ (9.6)	$ (8.5)	$ (11.3)	$ (7.9)	$ (8.1)	(12%)	(19%)
Long-term compensation charges	-	0.5	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	0.9	-	-	-	-	NM	NM
Adjusted SG&A expenses	$ (8.7)	$ (8.0)	$ (11.3)	$ (7.9)	$ (8.1)	(8%)	(7%)
Adjusted SG&A expenses as a percentage of gross profit	102.0%	106.6%	63.7%	73.7%	104.8%	460 bps	280 bps
Income (loss) before taxes	$ (4.6)	$ (3.4)	$ 4.0	$ 0.5	$ (2.3)	(40%)	(114%)
Non-floor plan interest	0.7	0.7	0.6	0.8	0.5	NM	NM
Depreciation and amortization	1.2	1.2	1.2	1.0	1.0	NM	NM
Impairment charges	1.1	-	-	-	-	NM	NM
Long-term compensation charges	-	0.5	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	0.9	-	-	-	-	NM	NM
Adjusted EBITDA	$ (0.7)	$ (1.0)	$ 5.8	$ 2.3	$ (0.8)	(30%)	(13%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports
NYSE SAH
31

Non-GAAP Reconciliation – SG&A Expenses as % of Gross Profit Franchised Dealerships Segment

(In millions)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	Q1 2024	Q1 2025
Reported:							
Compensation	$ 598.3	$ 719.6	$ 858.0	$ 856.6	$ 892.4	$ 216.5	$ 226.4
Advertising	30.1	26.1	36.9	40.5	55.1	15.3	15.8
Rent	50.1	46.6	42.4	40.3	39.2	10.1	9.7
Other	255.2	284.6	335.7	377.2	388.7	96.6	74.0
Total SG&A expenses	$ 933.7	$ 1,076.9	$ 1,273.0	$ 1,314.6	$ 1,375.4	$ 338.5	$ 325.9
Adjustments:							
Acquisition and disposition-related gain (loss)	$ 4.0	$ (1.2)	$ 9.1	$ 20.9	$ 3.5	$ -	$ (0.3)
Severance and long-term compensation charges	-	-	(4.4)	-	(2.2)	(2.2)	-
Storm damage charges	-	-	-	(1.9)	(8.3)	-	(0.9)
Excess compensation related to CDK outage	-	-	-	-	(11.0)	-	-
Cyber insurance proceeds	-	-	-	-	10.0	-	30.0
Total SG&A adjustments	4.0	(1.2)	4.7	19.0	(8.0)	(2.2)	28.8
Adjusted:							
Adjusted SG&A expenses	$ 937.7	$ 1,075.7	$ 1,277.7	$ 1,333.6	$ 1,367.4	$ 336.3	$ 354.7
Reported:							
Compensation	45.7%	40.8%	40.4%	42.1%	46.0%	45.5%	45.8%
Advertising	2.3%	1.5%	1.7%	2.0%	2.8%	3.2%	3.2%
Rent	3.8%	2.6%	2.0%	2.0%	2.0%	2.1%	2.0%
Other	19.5%	16.1%	15.8%	18.5%	20.1%	20.3%	15.0%
Total SG&A expenses as % of gross profit	71.3%	61.0%	59.9%	64.6%	70.9%	71.1%	66.0%
Adjustments:							
Acquisition and disposition-related gain (loss)	0.3%	(0.1%)	0.4%	1.1%	0.2%	0.0%	(0.1%)
Severance and long-term compensation charges	0.0%	0.0%	(0.2%)	0.0%	(0.1%)	(0.4%)	0.0%
Storm damage charges	0.0%	0.0%	0.0%	(0.1%)	(0.5%)	0.0%	(0.2%)
Excess compensation related to CDK outage	0.0%	0.0%	0.0%	0.0%	(0.7%)	0.0%	0.0%
Cyber insurance proceeds	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	6.1%
Total effect of adjustments	0.3%	(0.1%)	0.2%	1.0%	(0.5%)	(0.4%)	5.8%
Adjusted:							
Compensation	45.7%	40.8%	40.2%	42.1%	45.2%	45.1%	45.8%
Advertising	2.3%	1.5%	1.7%	2.0%	2.8%	3.2%	3.2%
Rent	3.8%	2.6%	2.0%	2.0%	2.0%	2.1%	2.0%
Other	19.8%	16.0%	16.2%	19.5%	20.4%	20.3%	20.8%
Total adjusted SG&A expenses as % of gross profit	71.6%	60.9%	60.1%	65.6%	70.4%	70.7%	71.8%
Reported:							
Total gross profit	$ 1,309.4	$ 1,765.6	$ 2,125.1	$ 2,033.6	$ 1,941.2	$ 475.8	$ 494.0

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

32

Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com